               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                     _______________________


                            FORM 8-K

                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 15, 1994

                       ___________________

                   THE COOPER COMPANIES, INC.
     (Exact name of registrant as specified in its charter)
                     _______________________

        Delaware                  1-8597                   94-2657368
(State or other jurisdiction    (Commission               (IRS Employer
   of incorporation)             File Number)          Identification No.)

     One Bridge Plaza, 6th Floor, Fort Lee, New Jersey 07024
            (Address of principal executive offices)

                         (201) 585-5100
      (Registrant's telephone number, including area code)


                         Not Applicable
 (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On July 15, 1994, The Cooper Companies, Inc. (the "Company") announced that the Company was sentenced in connection with, among other things, a high-yield bond "frontrunning" scheme for which it was convicted in January 1994. The Company also announced that it has negotiated with the Enforcement staff of the Securities and Exchange Commission (the "SEC") a settlement of the civil enforcement action brought by the SEC in connection with such "frontrunning scheme," among other things.

     In addition, the Company filed a supplement dated
August 1, 1994 (the "Prospectus Supplement") to the Company's Prospectus dated November 20, 1992 (the "Prospectus") forming a part of the Company's Registration Statement on Form S-3 (Registration No. 33-50061) relating to shares of common stock which may be offered for sale by a major stockholder of the Company. The Prospectus Supplement includes additional information with respect to certain factors which should be considered in connection with an investment in the Company.

     The foregoing is qualified in its entirety by the text of the Company's Press Release dated July 15, 1994 and the
Prospectus Supplement, each of which is filed as an exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        Exhibit
          No.           Description
          99.1  Press Release dated July 15, 1994 of
                The Cooper Companies, Inc.

          99.2 Prospectus Supplement dated August 1, 1994 of The Cooper Companies, Inc.

                           SIGNATURE

      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE COOPER COMPANIES, INC.

                                        By: /s/ MARISA F. JACOBS
                                            .......................
                                            Marisa F. Jacobs
                                            Secretary and
                                            Associate General Counsel

Date:  August 1, 1994

                         EXHIBIT INDEX

Exhibit                                                     Sequentially
  No.                              Description              Numbered Page
99.1           Press Release dated July 15, 1994 of
               The Cooper Companies, Inc.

99.2 Prospectus Supplement dated August 1, 1994 of The Cooper Companies, Inc.